EXHIBIT 32.1

        CERTIFICATION OF GEORGE REZNIK AS CHIEF FINANCIAL OFFICER AND A
        MEMBER OF THE CORPORATION'S OFFICE OF THE PRESIDENT PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infowave Software Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I George Reznik, Chief Financial Officer and a member of the Office of the President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ George Reznik
                                        ----------------------------------------
                                        George Reznik
                                        Chief Financial Officer,
                                        Office of the President
                                        (Principal Financial and Accounting
                                        Officer and Principal
                                        Executive Officer)
                                        August 14, 2003

        CERTIFICATION OF BILL TAM AS A MEMBER OF THE CORPORATION'S OFFICE
                          OF THE PRESIDENT PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infowave Software Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Bill Tam, a member of the Office of the President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Bill Tam
                                        ----------------------------------------
                                        Bill Tam
                                        Office of the President
                                        (Principal Executive Officer)
                                        August 14, 2003

           CERTIFICATION OF SAL VISCA AS A MEMBER OF THE CORPORATION'S
                      OFFICE OF THE PRESIDENT PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infowave Software Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Sal Visca, a member of the Office of the President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Sal Visca
                                        ----------------------------------------
                                        Sal Visca
                                        Office of the President
                                        (Principal Executive Officer)
                                        August 14, 2003

         CERTIFICATION OF JIM MCINTOSH AS A MEMBER OF THE CORPORATION'S
                       OFFICE OF THE PRESIDENT PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infowave Software Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jim McIntosh, a member of the Office of the President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Jim McIntosh
                                        ----------------------------------------
                                        Jim McIntosh
                                        Office of the President
                                        (Principal Executive Officer)
                                        August 14, 2003